FIRST AMENDMENT TO AGREEMENT OF SALE
                                  (El Dorado)

     This FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE (this _Amendment_) is entered into as of June 24, 1996, by and between ELDORITO LIMITED PARTNERSHIP, an Illinois limited partnership ("Seller"), and SECURITY CAPITAL PACIFIC TRUST, a Maryland real estate investment trust ("Buyer"), with reference to that certain Agreement of Sale (the "Purchase Agreement") dated as of June 12, 1996, between Seller and Buyer, concerning the property located in El Dorado Hills, San Diego, California, and described in the Purchase Agreement. All initially capitalized terms used herein shall have the meanings ascribed thereto in the Purchase Agreement unless otherwise defined herein.

     Seller and Buyer hereby agree to amend the Purchase Agreement as follows:

     1. The last day of the Inspection Period is hereby extended from June 24, 1996, to July 1, 1996.

     2. Except as otherwise set forth herein, the Purchase Agreement shall remain unmodified and in full force and effect. This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument, with the same effect as if all parties had signed the same signature page. To facilitate execution of this Amendment, the parties may execute and exchange by telephone facsimile counterparts of the signature pages in which case the Amendment shall be deemed delivered upon transmission of such facsimiles.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the day and year first above written.

                         SELLER:

                         ELDORITO LIMITED PARTNERSHIP,
                         an Illinois limited partnership

                         By: BALCOR CURRENT INCOME PARTNERS-85, INC., an Illinois corporation, its general partner

                         By:  /s/ Phillip Schechter
                              --------------------------------
                         Its:     Authorized Agent



                         BUYER:

                         SECURITY CAPITAL PACIFIC TRUST,
                         a Maryland real estate investment trust

                         By:  /s/ Anthony R. Arnest
                              --------------------------------
                         Name:    Anthony R. Arnest
                         Title:   Vice President
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